Net financial expense (Tables)	12 Months Ended
Dec. 31, 2021
Net financial expense
Schedule of net financial expense

	FOR THE YEAR ENDED DECEMBER 31,
(amounts in thousands of euros)	2019	2020	2021
Financial interest and amortized cost of the loan agreement with Kreos(1)	(1,125)	(817)	(555)
Changes in fair value of convertible notes and derivative instruments (1) (2)	(1,867)	(10,080)	(1,875)
NEGMA financial indemnities (3)	—	—	(1,695)
Other financial expenses	(51)	(231)	(166)
Transaction costs related to the issuance of convertible notes	(320)	(453)	(125)
Net financial income related to Negma returning to Biophytis damages paid	—	34	20
Other financial income	4	1	4
Amortization of the deferred day one losses	—	—	(54)
Foreign exchange gains (losses)	14	(29)	14
Total net financial expense	(3,344)	(11,575)	(4,432)
(1)	Refer to Note 12.2 Convertible notes and non-convertible bonds
(2)	During the year ended December 31, 2021, the change in fair value of convertible notes and derivative instruments was related to (i) the change in fair value of the ORNANE issued to Negma for €1,306 thousand, (ii) the change in fair value of the ORNANE issued to Atlas for (€3,017) thousand, (iii) the change in fair value of the derivative instruments for (€174) thousand.

During the year ended December 31, 2020, the change in fair value of convertible notes and derivative instruments was related to (i) the change in fair value of the ORNANE issued to Negma for (€5,304) thousand, (ii) the change in fair value of the ORNANE issued to Atlas for (€4,776) thousand.

(3)	During the year ended December 31, 2021, the financial indemnities paid to Negma is comprised of the fine for non-performance imposed by the Judgment €1,500 thousand (see Notes 14 and 12.2), (iii) €100 thousand and €8 thousand pursuant to Article 700 of the Code of Civil Procedure and (iv) late payment interest of €87 Thousand. As a result, the Company recorded financial indemnities of €1,695 thousand during the year ended December 31, 2021.